P93 000082736

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

300341971343

03/12/20--01012--002 **35.00

2020 ... 12 ... 9:20

R. WHITE

MAR 2 6 ...

<u>**COVER LETTER**</u>

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Immune Therapeutics, Inc.

DOCUMENT NUMBER: P93000082736

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Michael K. Handley
Name of Contact Person

Immune Therapeutics, Inc.
Firm/ Company

1001-A East Harmony Road, #114
Address

Fort Collins, CO 80525
City/ State and Zip Code

mike.handley@immunetherapeutics.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Mike Handley at (925) 400-3123
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

Articles of Amendment
to
Articles of Incorporation
of

Immune Therapeutics, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P93000082736

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

_______________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent _______________

____
(Florida street address)

New Registered Office Address: _______________ *(City)*, Florida _______________ *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

Check if applicable

☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______	______
____ Add			______
____ Remove			______
2) ____ Change	______	______	______
____ Add			______
____ Remove			______
3) ____ Change	______	______	______
____ Add			______
____ Remove			______
4) ____ Change	______	______	______
____ Add			______
____ Remove			______
5) ____ Change	______	______	______
____ Add			______
____ Remove			______
6) ____ Change	______	______	______
____ Add			______
____ Remove			______

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

Amending the following articles:

SIXTEENTH: Due to a typographical error in the last sentence of the paragraph, change the ratio of shares from 1 share of common stock will be converted 0.0001 shares to 1 share of common stock will be converted to 0.001 shares.

FOURTH & FIFTH: In order to be in a position to complete near-term financings the Company approved and will change the authorized capital stock of the corporation from five hundred million (500 million) shares of common stock to seven hundred and fifty million (750 million) shares of common stock in both the FOURTH and FIFTH Articles.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: February 2nd, 2020, if other than the date this document was signed.

Effective date if applicable: February 2nd, 2020

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

■ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by Board of Directors."

(voting group)

Dated February 02, 2020

Signature [signature]

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Michael K. Handley

(Typed or printed name of person signing)

CEO & President

(Title of person signing)

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

IMMUNE THERAPEUTICS, INC.

The undersigned, constituting all of the Directors of Immune Therapeutics, Inc. (the "Corporation"), a Florida C-Corporation, do hereby consent to the adoption of, and hereby approve and adopt, the following resolutions effective as of 02 February 2020.

WHEREAS, the Board of Directors of the Corporation deems it in the best interests of the company and shareholders to enter into the Securities Purchase Agreement dated 02 February, 2020 (the "Agreement"), in connection with the issuance of a convertible note of the Corporation in favor of REDSTART HOLDINGS CORP. (the "Investor"), Convertible Promissory Note due twelve (12) months after issuance (the "Note") with potential additional tranches during the term of the note of up to $825,000.00 in the aggregate subject to approval of the Company and the Investor. The Note is convertible into shares of common stock, 0.0001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Note, along with an Irrevocable Letter of Instruction Agreement (the "TA Letter") with ClearTrust, LLC, the Corporation's transfer agent, with respect to the reservation of shares of common stock of the Corporation to be issued upon any conversion of the Note; the issuance of such shares of common stock in connection with a conversion of the Note; and the indemnification of ClearTrust, LLC for all loss, liability, or expense in carrying out the authority and direction contained in the TA Letter;

WHEREAS, the Board of Directors is aware that if the Note is paid before one hundred and eighty (180) days after the funding of the Note then there will be no conversion rights for the Investor and no conversion to common stock, however, it is understood that such arrangement requires significant early repayment penalties. If the Note is paid after 180 days of the execution of the Note then there are significant conversion provisions (discount to trading price, selling of the common stock, etc.). As such, this transaction is intended as bridge financing with the expectation that management will take all actions commercially and legally possible to close a financing transaction within 180 days of the singing of this Note for a permanent equity financing and/or an alternative financial arrangement with a related party, such as Medavate Corp., on terms to be negotiated in order to pay the Note in full before maturity;

WHEREAS, the Board of Directors is aware that the issuance and sale of shares upon conversion, if said conversion does occur, of the Note being sold are likely to result in dilution to the interests of the Company's stockholders;

WHEREAS, the Issuer may not convert the Note into more than 4.99% of Immune's outstanding common stock at any point in time, the Issuer has the right to transfer or sell all or part of the Note to other holders, in which case, if those other holders convert their notes, conversions in the aggregate may result in all holders holding more than 5% of Immune's common stock at any point in time;

WHEREAS, the Board of Directors is aware that an increase in the number of shares of our common stock that will become available for sale in the public market upon any conversion of the Note may adversely affect the market price of our common stock and, as a result, could impair the Corporation's ability to raise additional capital through the sale of its equity securities **or convertible securities;**

WHEREAS, the issuance of the Note will not require additional guaranties by the Company, the Board or any individuals on the Board or management team.

NOW, THEREFORE, BE IT:

RESOLVED, that the Management of the Corporation is hereby authorized to enter into the Agreement, the Note and the TA Letter which provides in pertinent part: (i) reservation of shares of common stock of the Corporation to be issued upon any conversion of the Note; (ii) issuance of such shares of common stock in connection with a conversion of the Note (issuance upon receipt of a notice of conversion of the holder of the Note) without any further action or confirmation by the Corporation; and (iii) indemnification by the Corporation of ClearTrust, LLC for all loss, liability, or expense in carrying out the authority and direction contained in the TA Letter;

RESOLVED, that the Chief Executive Officer of the Corporation be, and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify and deliver to the transfer agent of the Corporation, as any appropriate or proper to implement the provisions of the foregoing resolutions;

RESOLVED, that the Board authorizes Management of the Company to initially draw up to $150,000, as management deems necessary, with any further advances to require additional Board approval;

RESOLVED, that funds borrowed under the Note are to be used solely to satisfy short-term working capital obligations including, but not limited to paying individuals, advisors, vendors that are necessary to complete the proposed acquisition of Aletheia Therapeutics Corp. and to file the Company's 10K SEC filing;

RESOLVED, the board approves the increase in authorized shares of common stock from 500,000,000 to 750,000,000 to ensure there will be enough shares for this contemplated transaction and any future financings;

IN WITNESS WHEREOF, the undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the aforementioned resolutions are duly adopted and ratified by the Board of Directors of the Corporation and held in accordance with its by-laws and the laws of the State of Florida; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

[Signatures are on the following page]

Dr. Roscoe M. Moore Jr.

Roscoe M. Moore Jr., DVM, Ph.D., D. Sc.

Chairman of the Board, Director

Kevin Phelps, CPA

Director

Clifford Selsky, M.D., Ph.D.

Director

Michael Sander,

Director

Michael K. Handley

Michael K. Handley,

Chief Executive Officer/Director